UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

DESIGN WITHIN REACH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50807	94-3314374
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Bush Street, 20th Floor, San Francisco, CA	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 676-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2007, Design Within Reach, Inc. (the “Company”) and American Stock Transfer & Trust Company entered into the First Amendment to Rights Agreement (the “First Amendment”) amending the Company’s Rights Agreement dated as of May 23, 2006 (the “Rights Agreement”). The Rights Agreement is attached as an exhibit to the Company’s report on Form 8-K filed on May 25, 2006. Defined terms used in this report and not otherwise defined herein have the meanings set forth in the Rights Agreement.

Under the Rights Agreement, the rights would become exercisable ten days following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Company’s common stock. The rights also would become exercisable ten business days following the commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the Company’s common stock. The First Amendment creates limited exceptions to the Rights Agreement’s 15% beneficial ownership limit. Under these exceptions, individuals and entities affiliated with Glenhill Advisors, LLC and individuals and entities affiliated with Sun Capital Securities, LLC will be subject to a 17.5% beneficial ownership limit so long as they report or are required to report their ownership on Schedule 13G or Schedule 13D under the Securities Exchange Act of 1934, as amended, and their Schedule 13G or Schedule 13D does not state or is not required to state any present intention to hold such common stock with the purpose or effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect.

The Rights Agreement, as modified by the First Amendment, remains in full force and effect. The First Amendment, which is filed as an exhibit to this report on Form 8-K, is incorporated herein by reference. The foregoing description of the First Amendment is qualified in its entirety by reference to such exhibit.

Item 3.03.	Material Modification to Rights of Security Holders.

The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	First Amendment to Rights Agreement, dated as of December 13, 2007, by and between the Company and American Stock Transfer & Trust Company.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2007	DESIGN WITHIN REACH, INC.

	By:	/s/ John Hellmann
John Hellmann
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to Rights Agreement, dated as of December 13, 2007, by and between the Company and American Stock Transfer & Trust Company.